EXHIBIT 99.01
Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Shire sues Teva Pharmaceutical Industries Ltd. and Teva Pharmaceuticals USA, Inc.

Basingstoke, UK and Philadelphia, US – March 3, 2006 – Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ) announces that its subsidiary Shire Laboratories Inc. has filed a lawsuit in the US District Court for the Eastern District of Pennsylvania against Teva Pharmaceutical Industries Ltd. and Teva Pharmaceuticals USA, Inc. (‘Teva’) for infringement of Shire Laboratories’ US Patent Nos. 6,322,819 (‘the ‘819 Patent’) and 6,605,300 (‘the ‘300 Patent’).

The lawsuit results from an Abbreviated New Drug Application filed by Teva for generic versions of 5 mg, 10 mg, 15 mg, 20 mg, 25 mg and 30 mg ADDERALL XR®, pursuant to which Teva provided notice that it would seek to market its generic products before the expiration of the ‘819 and ‘300 Patents in 2018. The lawsuit alleges that all of Teva’s generic strengths infringe the patents in suit. Pursuant to Hatch-Waxman legislation, there will be a 30-month stay with respect to Teva’s proposed 25 mg dosage product.

ADDERALL XR is Shire’s Attention Deficit Hyperactivity Disorder medicine.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Brian Piper (North America)	+1 484 595 8252
Media	Jessica Mann (Rest of the World)	+44 1256 894 280
	Matthew Cabrey (North America)	+1 484 595 8248

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire’s therapeutic focus is on central nervous system

Registered in England 2883758 Registered Office as above

(CNS), gastrointestinal (GI), human genetic therapies (HGT) and general products (GP). The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent that opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forwarding-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire plc's results could be materially affected. The risks and uncertainties include, but are not limited to; risks associated with the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization; the impact of competitive products, including, but not limited to, the impact of those on Shire plc's Attention Deficit and Hyperactivity Disorder ("ADHD") franchise; patents, including but not limited to, legal challenges relating to Shire plc's ADHD franchise; government regulation and approval, including but not limited to the expected product approval dates of DAYTRANATM (MTS/METHYPATCH) (ADHD), SPD503 (ADHD), SPD465 (ADHD), MESAVANCETM (SPD476) (ulcerative colitis), ELAPRASETM (idursulfase) (Hunter syndrome) and NRP104 (ADHD), including its scheduling classification by the Drug Enforcement Administration in the United States; Shire plc's ability to benefit from the acquisition of Transkaryotic Therapies Inc.; Shire plc's ability to secure new products for commercialization and/or development; and other risks and uncertainties detailed from time to time in Shire plc's and its predecessor registrant Shire Pharmaceuticals Group plc's filings with the US Securities and Exchange Commission, including Shire Pharmaceuticals Group plc's Annual Report on Form 10-K for the year ended December 31, 2004.

About ADDERALL XR

ADDERALL XR was generally well tolerated in clinical studies. The most common side effects in studies included: children - decreased appetite, difficulty falling asleep, stomachache, and emotional lability; adolescents - loss of appetite, difficulty falling asleep, stomachache, and weight loss; adults - dry mouth, loss of appetite, difficulty falling asleep, headache, and weight loss.

Adderall XR may not be right for everyone. Patients should speak with their doctor if they have a history of high blood pressure or any heart conditions, glaucoma, thyroid problems, emotional instability, mental illness, or a known allergy to this type of medication. Abuse of amphetamines may lead to dependence. Misuse of amphetamine may cause sudden death and serious cardiovascular adverse events. These events have also been reported rarely with amphetamine use.

If you are currently taking or have recently taken a type of antidepressant called a MAO inhibitor or have a pre-existing structural heart abnormality, you should not take Adderall XR. There is a potential for worsening of motion or verbal tics and Tourette's syndrome. A patient should report any new psychological symptoms to his or her physician.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Brian Piper (North America)	+1 484 595 8252
Media	Jessica Mann (Rest of the World)	+44 1256 894 280
	Matthew Cabrey (North America)	+1 484 595 8248

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire focuses its business on central nervous system (CNS), gastrointestinal (GI), general products (GP) and human genetic therapies (HGT) - all being areas in which Shire has a commercial presence. The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results. Shire’s focused strategy is to develop and market products for specialty physicians. This approach aims to deliver increased returns and lower risks. Shire’s in-licensing and merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forwarding-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire plc's results could be materially affected. The risks and uncertainties include, but are not limited to; risks associated with the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization; the impact of competitive products, including, but not limited to, the impact of those on Shire plc's Attention Deficit and Hyperactivity Disorder ("ADHD") franchise; patents, including but not limited to, legal challenges relating to Shire plc's ADHD franchise; government regulation and approval, including but not limited to the expected product approval dates of DAYTRANATM (MTS/METHYPATCH) (ADHD), SPD503 (ADHD), SPD465 (ADHD), MESAVANCETM (SPD476) (ulcerative colitis), ELAPRASETM (idursulfase) (Hunter syndrome) and NRP104 (ADHD), including its scheduling classification by the Drug Enforcement Administration in the United States; Shire plc's ability to benefit from the acquisition of Transkaryotic Therapies Inc.; Shire plc's ability to secure new products for commercialization and/or development; and other risks and uncertainties detailed from time to time in Shire plc's and its predecessor registrant Shire Pharmaceuticals Group plc's filings with the US Securities and Exchange Commission, including Shire Pharmaceuticals Group plc's Annual Report on Form 10-K for the year ended December 31, 2004.